Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Codexis, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), John Nicols, President and Chief Executive Officer of the Company and David O’Toole, Senior Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2013

/s/ John Nicols
John Nicols
President and Chief Executive Officer (principal executive officer)

/s/ David O'Toole
David O’Toole Senior Vice President and Chief Financial Officer
(principal financial and accounting officer)